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                                                                    EXHIBIT 10.2

                                 AMENDMENT TO
                     AGREEMENT OF STOCK PURCHASE AND SALE

     THIS AMENDMENT TO AGREEMENT OF STOCK PURCHASE AND SALE (this "AMENDMENT"), made and entered into this 28th day of October, 1998, by and among SILVERADO FOODS, INC., an Oklahoma corporation ("PARENT"), MOM'S BEST SERVICES, INC., a Florida corporation and a wholly owned subsidiary of Parent ("EXISTING SUB"), and the other entities set forth on Exhibit A attached hereto ("BUYERS").

     WHEREAS, Parent, Existing Sub, Swander Pace Capital Fund, L.P., SPC Executive Advisers Fund, LLC and SPC GP Fund, LLC entered into an Agreement of Stock Purchase and Sale dated as of August 14, 1998 (the "AGREEMENT"), pursuant to which the parties thereto set forth the term and conditions under which they would effect a recapitalization of Existing Sub;

     WHEREAS, the parties hereto and the parties to the Agreement desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each of the parties hereto agrees as follows. Certain terms used and not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

A.   ADDITION OF PARTY TO AGREEMENT

     1. Section 13.5 of the Agreement provides that Exhibit A to the Agreement may be amended by Swander Pace Capital Fund, L.P. at any time prior to the Closing without the consent of any other party, so long as, among other things, any parties added as parties to the Agreement pursuant to Section 13.5 shall sign a counterpart signature page to the Agreement.

     2. The parties hereto hereby agree that Exhibit A to the Agreement shall be amended by adding SPC Associates Fund, LLC to Exhibit A to the Agreement and in every other way replacing Exhibit A to the Agreement with Exhibit A to this Amendment. The parties further agree that execution of this Amendment shall be accepted as a counterpart signature page to both the Agreement and to this Amendment. All parties hereto shall be deemed to be a party to the Agreement, as amended by this Amendment.

B.   DEFINITIONS

     1. The reference to the "Field Warrant" in Article I of the Agreement shall be removed. Section 9.13 of the Agreement shall be deleted. The numeration of the other sections of Article 9 shall not be affected.

                                       1.
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     2.   The following definition shall be added to Article I of the Agreement:

     "FURTHER DEBT FINANCING": as set forth in Section 2.1(d).


C.   PURCHASE AND REPURCHASE

     1.   The parties hereto hereby agree that in Section 2.1(a):

          (a) each appearance of the amount of $24 million in Section 2.1(a) of the Agreement shall be replaced with the amount of $17.0 million;

          (b) the words "and the purchase price of the Field Warrant" shall be deleted from Section 2.1(a)(ii)(A); and

          (c) the clause "- Field Warrant" shall be deleted from the mathematical formula.

     2.   The parties hereto hereby agree that in Section 2.1(b):

          (a) each appearance of the amount of $24 million in Section 2.1(b) of the Agreement shall be replaced with the amount of $17.0 million;

          (b) the words "and the purchase price of the Field Warrant" shall be deleted from Section 2.1(b)(ii)(A); and

          (c) the clause "- Field Warrant" shall be deleted from the mathematical formula.

     3. The following Sections 2.1(c) and 2.1(d) shall be added immediately after Section 2.1(b):

     (c) The following term shall have the following meaning: "YEAR-END PAYMENT PERIOD" shall mean the twelve month period ending on December 31, 1998.

     (d) Existing Sub shall pay to Parent an amount in cash ("YEAR-END PAYMENT") equal to the product of (A) a fraction, the numerator of which is equal to (x) EBITDA (as defined in Section 3.5(a)) for the Year-End Payment Period, minus (y) $2 million (which numerator, if such difference equals a negative number, shall equal zero, and if such difference is greater than $0.3 million, shall equal $0.3 million), and the denominator of which is equal to $0.3 million, and (B) $3 million.

          (i) Subject to Section 2.1(d)(ii) below, any Year-End Payment paid pursuant to this Section shall be delivered from Existing Sub to Parent as soon as reasonably practicable following the availability of audited financial statements for the Business relating to the relevant Year-End Payment Period.

                                       2.
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          (ii)  Notwithstanding the foregoing, if a Year-End Payment is payable under this Section and there exists any outstanding claim for indemnification asserted by any Buyer Indemnitee pursuant to Article XII hereof, the portion of the Year-End Payment equal to the amount of such outstanding claim for indemnification asserted by any Buyer Indemnitee (the "YEAR-END HOLDBACK AMOUNT"), to be paid by Buyers to Parent shall be delayed until the final resolution of such claim. The excess, if any, of the Year-End Payment payable to Parent over the Year-End Holdback Amount shall be paid in accordance with paragraph (i) above. If any Buyer Indemnitee is subsequently entitled to be indemnified pursuant to Article XII hereof, then a portion of the Year-End Holdback Amount equal to the amounts owed to Buyer Indemnitee shall be paid to Buyer Indemnitee.

          (iii) Parent shall, in cooperation with Buyers, cause Existing Sub to have available to it a credit facility specifically for the purpose of making the Year-End Payment, with terms reasonably satisfactory to Buyers, the amount available under which shall be adequate for the Year-End Payment (the "FURTHER DEBT FINANCING").

D.   REPURCHASE PRICE ADJUSTMENT.  The dollar amount $2,196,475 found in Section
3.2 shall be replaced with the dollar amount $2,696,475.

E.   EARN-OUT PAYMENTS

     1. The definition of "Additional Earn-Out Date" set forth in Section 3.5(a) shall be October 31, 1999, instead of September 30, 1999.

     2. Section 3.5(b) of the Agreement shall be replaced in its entirety with the following text:

     "(b) Subject to paragraph (c) of this Section,

          (i) Existing Sub shall pay to Parent an amount in cash ("INITIAL EARN-OUT PAYMENT") equal to the product of (A) a fraction, the numerator of which is equal to (x) EBITDA for the Initial Earn-Out Period, minus (y) $3 million (which numerator, if such difference equals a negative number, shall equal zero, and if such difference is greater than $1 million, shall equal $1 million), and the denominator of which is equal to $1 million, and
     (B) $3 million;

          (ii) Existing Sub shall pay to Parent an amount in cash ("ADDITIONAL EARN-OUT PAYMENT") equal to the product of (A) a fraction, the numerator of which is equal to (x) Plant-Level EBITDA for the Additional Earn-Out Period, minus (y) $8.6 million (which numerator, if such difference equals a negative number, shall equal zero, and if such difference is greater than $1 million, shall equal $1 million), and the denominator of which is equal to $1 million and (B) $ 5 million."

                                       3.
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F.   CONDITIONS TO BUYERS' OBLIGATIONS.

    1.    The following Section 9.23 shall be added immediately after Section
9.22:

    "9.23 HSR ACT. The waiting period applicable to the consummation of the transactions contemplated herein under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated."

    2. Buyers acknowledge that the due and valid entering into of a sub-lease from Parent to Existing Sub of the property located at 3920 East Pine Street, Tulsa, Oklahoma (the "PROPERTY") and the receipt or entering into of any other agreements, documents, approvals or consents related thereto, each on terms reasonably satisfactory to Buyers, shall fulfill the condition set forth in Section 9.3 with respect to such Property, as well as any other provisions of the Agreement requiring an assignment of the lease covering the Property.

    3.    The following sentence shall be added to Section 9.14:

    "The Further Debt Financing shall have been made available to Existing Sub to make the Year-End Payment on terms satisfactory to Buyers."

G.  MISCELLANEOUS

    1. This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

    2. This Amendment shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

    3. Except as amended hereby, the Agreement shall remain in full force and effect.

                                       4.
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     The parties hereto have caused this Amendment to Agreement of Stock
Purchase and Sale to be executed and delivered as of the date first written above.

SILVERADO FOODS, INC.


     By:  /s/ Lawrence D. Field
          --------------------------------------------
          Name:     Lawrence D. Field
          Title:    Chairman of the Board of Directors


MOMS' BEST SERVICES, INC.


     By:  /s/ Tim Bruer
          --------------------------------------------
          Name:     Tim Bruer
          Title:    President


SWANDER PACE CAPITAL FUND, L.P.,
     a Delaware limited partnership

     By:  SWANDER PACE CAPITAL, L.L.C.,
          a Delaware limited liability company, its general partner

     By:  /s/ Andrew Richards
          --------------------------------------------
          Andrew H. Richards


SPC EXECUTIVE ADVISERS FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager

     By:  /s/ Andrew Richards
          --------------------------------------------
          Andrew H. Richards

                                       5.
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SPC GP FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager

     By:  /s/ Andrew Richards
          --------------------------------------------
          Andrew H. Richards


SPC ASSOCIATES FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager

     By:  /s/ Andrew Richards
          --------------------------------------------
          Andrew H. Richards

                                       6.
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                                   EXHIBIT A


      NAME OF BUYER              NUMBER OF SHARES     PERCENTAGE OF PURCHASE
                                     PURCHASED              PRICE PAID
Swander Pace Capital Fund,
L.P.
SPC GP Fund, LLC
SPC Executive Advisers Fund,
LLC
SPC Associates Fund, LLC

                                       7.